                                EXHIBIT (8)(c)(1)
                                -----------------

                         AMENDED EXHIBIT A AND EXHIBIT B
                           TO PARTICIPATION AGREEMENT
                                 BY AND BETWEEN
                           PFL LIFE INSURANCE COMPANY,
                         FEDERATED INSURANCE SERIES AND
                           FEDERATED SECURITIES CORP.

                                     AMENDED
                             EXHIBIT A AND EXHIBIT B

                           EFFECTIVE September 1, 2000
                                     -----------------

                    ACCOUNT(S), POLICY(IES) AND PORTFOLIO(S)
                     SUBJECT TO THE PARTICIPATION AGREEMENT

Account           PFL Life Variable Annuity Account A
                  PFL Retirement Builder Variable Annuity Account
                  Separate Account VA I

Policies          The Atlas Portfolio Builder Variable Annuity
                  PFL Retirement Income Builder Variable Annuity
                  Portfolio Select Variable Annuity
                  The U.S. Bancorp Investment Inc. Principal - Plus Variable
                   Annuity

Portfolios        Federated Utility Fund II
                  Federated High Income Bond Fund II
                  Federated American Leaders Fund II
                  Federated Prime Money Fund II

PFL LIFE INSURANCE COMPANY                           FEDERATED INSURANCE SERIES
By its authorized officer,                           By its authorized officer,

By:     /s/ Larry N. Norman                      By:    /s/ John W. McGonigle
   --------------------------------------           ----------------------------

Name:   Larry N. Norman                         Name:  John W. McGonigle
     ------------------------------------            ---------------------------

Title:  President                               Title: Executive Vice President
      -----------------------------------             --------------------------


FEDERATED SECURITIES CORP.
By its authorized officer,

By:     /s/ John B. Fisher
   --------------------------------------

Name:   John B. Fisher
     ------------------------------------

Title:  President
      -----------------------------------